Derivative Instruments	12 Months Ended
Dec. 31, 2015
Derivative Instruments
(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company uses interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa. In addition, prior to expiry in June 2015, the Company engaged in an interest rate swap program, which was structured to provide an offset against the negative impact of higher interest rates on the Company’s statutory surplus position and to mitigate the negative impact of lower interest rates on certain guarantees related to variable annuity contracts.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures, options and total return swaps.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps, which are included in other derivative contracts in the following tables.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating these risks, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. In addition, the impact the Company’s exposure to credit risk could have on the effectiveness of the Company’s hedging relationships is considered. As of December 31, 2015 and 2014, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional
December 31, 2015
Derivatives designated and qualifying as hedging instruments	$86	$725	$2	$89
Derivatives not designated as hedging instruments:
Interest rate contracts[1]	$39	$875	$98	$1,059
Equity contracts	445	7,329	—	—
Total return swaps and other derivative contracts	—	77	6	2

Total derivatives[2]	$570	$9,006	$106	$1,150

December 31, 2014
Derivatives designated and qualifying as hedging instruments	$29	$381	$9	$176
Derivatives not designated as hedging instruments:
Interest rate contracts[1]	$2,602	$32,829	$2,611	$32,756
Equity contracts	411	5,990	—	—
Total return swaps and other derivative contracts	—	—	44	2,810

Total derivatives[2]	$3,042	$39,200	$2,664	$35,742

[1]	The decreases in the fair value and notional amounts of interest rate contracts are primarily a result of revisions made to the Company’s economic hedging strategies in conjunction with the change in estimate discussed in Note 4.
[2]	Fair value balance excludes accrued interest on derivative assets and liabilities of $10 and $11 million, respectively, for the year ended December 31, 2015. Fair value balance excludes accrued interest on derivative assets and liabilities of $243 million and $244 million, respectively, for the year ended December 31, 2014.

Of the $570 million and $3.0 billion of fair value of total derivative assets at December 31, 2015 and 2014, $48 million and $2.6 billion, respectively, are subject to master netting agreements. The Company received $374 million and $535 million of cash collateral and held $99 million and $64 million, respectively, of securities as off-balance sheet collateral, resulting in an immaterial uncollateralized position as of December 31, 2015 and 2014. Of the $106 million and $2.7 billion of fair value of total derivative liabilities at December 31, 2015 and 2014, $48 million and $2.6 billion, respectively, are subject to master netting agreements. The Company posted $92 million and $330 million of cash collateral and pledged securities with a fair value of $64 million and $174 million, respectively, resulting in an immaterial uncollateralized position as of December 31, 2015 and 2014.

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Derivatives designated and qualifying as hedging instruments	$—	$—	$(1)
Derivatives not designated as hedging instruments:
Interest rate contracts	$(141)	$142	$(209)
Equity contracts	(257)	(79)	(776)
Total return swaps	(44)	(195)	(321)
Other derivative contracts	(6)	4	(9)
Net interest settlements	32	20	14

Total derivative losses[1]	$(416)	$(108)	$(1,302)

Change in embedded derivative liabilities and related fees[2]	$536	$(979)	$2,007

Net realized derivative gains (losses)	$120	$(1,087)	$705

[1]	Included in total derivative losses are economic hedging (losses) gains of $(402) million, $941 million and $(1.8) billion related to the guaranteed benefit annuity programs for the years ended December 31, 2015, 2014 and 2013, respectively. Also included are economic hedging gains (losses) of $52 million, $(1.0) billion and $645 million, respectively, related to the program that protects against the negative impact of higher interest rates on the Company’s statutory surplus position through expiry.
[2]	During 2015, the annual comprehensive review of model assumptions for the individual variable annuity business produced a favorable impact of $187 million for the year ended December 31, 2015, attributable to the change in estimate discussed in Note 4. During 2014 and 2013, the annual comprehensive review of model assumptions for the individual variable annuity business included a favorable impact for the years ended December 31, 2014 and 2013, primarily due to model enhancements and updated assumptions for discounting and benefit utilization, partially offset by mortality and lapse rates.